UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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Current Report
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of report (Date of earliest event reported): February 9, 2016
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UNITEDHEALTH GROUP INCORPORATED
(Exact name of registrant as specified in its charter)
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Delaware	1-10864	41-1321939
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

UnitedHealth Group Center, 9900 Bren Road East, Minnetonka, Minnesota	55343
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (952) 936-1300
N/A
(Former name or former address, if changed since last report.)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
On February 9, 2016, the Board of Directors (the “Board”) of UnitedHealth Group Incorporated (the “Company”) amended the Company’s Bylaws (the “Bylaws”) to implement a “proxy access” procedure. Under the procedure, a shareholder or a group of shareholders that has owned 3% or more of the outstanding capital stock of the Company continuously for at least three years, may nominate and include in the Company’s annual meeting proxy materials director candidates constituting up to 20% of the number of the Company’s directors then serving on the Board. The Bylaws also contain related and other conforming changes. The Bylaws are effective immediately.
The foregoing description of the Bylaws is qualified in its entirety by reference to the full text of the Bylaws, a copy of which is included as Exhibit 3.1 to this report and incorporated by reference herein.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits:

3.1	Bylaws of UnitedHealth Group Incorporated, effective February 9, 2016.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 12, 2016

UNITEDHEALTH GROUP INCORPORATED
By:	/s/ Dannette L. Smith
Dannette L. Smith
Secretary to the Board

EXHIBIT INDEX

Exhibit	Description
3.1	Bylaws of UnitedHealth Group Incorporated, effective February 9, 2016

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